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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997, and March 9, 1995, covering Eller Media Corporation and Eller Investment Company, Inc., respectively, included in Clear Channel Communications, Inc.'s Current Report on Form 8-K, filed April 17, 1997, and to all references to our firm.

/s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona,
April 8, 1999.